(BULL LOGO)

Merrill Lynch Investment Managers


Semi-Annual Report

January 31, 2001



MuniHoldings Fund II, Inc.



www.mlim.ml.com


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Fund II, Inc., January 31, 2001


DEAR SHAREHOLDER

For the six-month period ended January 31, 2001, the Common Stock of MuniHoldings Fund II, Inc. earned $0.379 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.87%, based on a month-end per share net asset value of $12.82. Over the same period, the total investment return on the Fund's Common Stock was +6.41%, based on a change in per share net asset value from $12.45 to $12.82 and assuming reinvestment of $0.379 per share ordinary income dividends.

For the six-month period ended January 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 4.10% for Series A and 4.00% for Series B.

The Municipal Market Environment
During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2% - 3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
During the six-month period ended January 31, 2001, our investment strategy focused on seeking to enhance tax-exempt income. We believe that the Fund's structure was conducive to accomplishing this goal. We kept the Fund at a fully invested market neutral strategy, which enabled the Fund to realize an attractive yield with a competitive total return.

During the period, the fixed-income marketplace was subject to significant price volatility, which was largely the result of uncertainty about the Federal Reserve Board's effectiveness at engineering a soft landing for the US economy. The bond markets shifted from expecting a further tightening of monetary policy to witnessing an aggressive easing. The Fund benefited from this in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board enabled the Fund's net asset value to rally in anticipation of an increase in yield for the Common Stock shareholder. Second, credit spreads, which had been widening for the past 18 months, started to narrow, causing the Fund's lower investment-grade and non-investment-grade holdings to outperform their high-grade counterparts. We expect these benefits to continue as the Federal Reserve Board tries to orchestrate a soft landing.

Although the tightening bias that was in place for most of this period caused the yield on the Fund's Auction Market Preferred Stock to be higher than the historical average, this yield is beginning to trend lower. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leverage.)

Going forward, we believe the Fund is well-structured with a high current income, low volatility position. We expect to maintain this strategy for the coming months.


In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager


March 9, 2001



MuniHoldings Fund II, Inc., January 31, 2001

PROXY RESULTS
During the six-month period ended January 31, 2001, MuniHoldings
Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted  Shares Voted
                                                                          For         Against
1. To elect the Fund's Directors:         Terry K. Glenn               10,790,694     158,914
                                          Ronald W. Forbes             10,786,779     162,829
                                          Cynthia A. Montgomery        10,786,779     162,829
                                          Kevin A. Ryan                10,790,694     158,914
                                          Roscoe S. Suddarth           10,790,694     158,914
                                          Edward D. Zinbarg            10,790,694     158,914
                                                             Shares Voted    Shares Voted   Shares Voted
                                                                  For           Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.           10,788,992        53,715        106,901

During the six-month period ended January 31, 2001, MuniHoldings
Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 13, 2000. The description of each proposal and number of shares voted are as follows:
                                                             Shares Voted         Shares Withheld
                                                                  For               From Voting
1. To elect the Fund's Directors: Charles C. Reilly
   and Richard R. West as follows:
                                          Series A                  1,698                0
                                          Series B                  1,698                0
                                                             Shares Voted    Shares Voted   Shares Voted
                                                                  For           Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the
   Fund's independent auditors for the current
   fiscal year as follows:
                                          Series A                  1,698          0              0
                                          Series B                  1,698          0              0



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2001 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  40.0%
AA/Aa                                    14.2
BBB/Baa                                  15.7
BB/Ba                                     4.7
B/B                                       1.0
NR (Not Rated)                           17.2
Other++                                   5.6

++Temporary investments in short-term municipal securities.



MuniHoldings Fund II, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS                                                                              (in Thousands)
                  S&P      Moody's    Face
STATE           Ratings    Ratings   Amount   Issue                                                            Value
Alabama--1.8%     AAA      Aaa      $ 4,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D,
                                              5.70% due 2/01/2018 (b)                                         $  4,169

Arizona--5.2%     B+       Ba3        2,500   Apache County, Arizona, IDA, PCR, Refunding (Tucson
                                              Electric Power Co. Project), Series B, 5.875% due 3/01/2033        2,206
                  BBB      Baa2       2,170   Arizona Health Facilities Authority Revenue Bonds
                                              (Catholic Healthcare West), Series A, 6.625%
                                              due 7/01/2020                                                      2,049
                  NR*      B1         2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT,
                                              6.30% due 4/01/2023                                                2,360
                  B+       Ba3        4,000   Pima County, Arizona, IDA, Industrial Revenue Refunding
                                              Bonds (Tucson Electric Power Company Project),
                                              Series B, 6% due 9/01/2029                                         3,608
                  NR*      NR*        1,635   Show Low, Arizona, Improvement District No. 5, Special
                                              Assessment Bonds, 6.375% due 1/01/2015                             1,690

California--      AAA      Aaa        2,000   Benicia, California, Unified School District, GO,
14.5%                                         Refunding, Series A, 5.615%** due 8/01/2020 (b)                      717
                  AAA      Aaa        3,250   Cabrillo, California, Unified School District, GO,
                                              Series A, 5.475%** due 8/01/2017 (a)                               1,407
                  NR*      Aa2        5,000   California State, GO, Refunding, RIB, Series 475,
                                              6.09% due 9/01/2017 (d)(e)                                         5,350
                  NR*      NR*        5,000   City of Chula Vista, California, CP, 3.70% due 3/08/2001           4,954
                  AA       Aa3        3,000   Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, RIB,
                                              Series 366, 7.39% due 12/01/2027 (e)                               3,309
                  NR*      Aa3        2,500   Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, Trust
                                              Receipts, Class R, Series A, 7.607% due 12/01/2019 (e)             2,815
                                              San Marino, California, Unified School District,
                                              GO, Series A (d):
                  AAA      Aaa        1,820      5.50%** due 7/01/2017                                             791
                  AAA      Aaa        1,945      5.55%** due 7/01/2018                                             794
                  AAA      Aaa        2,070      5.60%** due 7/01/2019                                             791
                  AAA      Aaa        9,635   San Ramon Valley, California, Unified School District,
                                              GO, Series A, 5.58%** due 7/01/2018 (b)                            3,934
                  NR*      NR*        3,000   Santa Margarita, California, Water District, Special
                                              Tax Refunding Bonds (Community Facilities District No. 99),
                                              Series 1, 6.25% due 9/01/2029                                      3,051
                  AAA      Aaa        5,000   Tracy, California, Area Public Facilities Financing Agency,
                                              Special Tax Refunding Bonds (Community Facilities District
                                              Number 87-1), Series H, 5.875% due 10/01/2019 (d)                  5,343

Connecticut--     AA       Aa3        4,020   Connecticut State, GO, RIB, Series 373, 7.03%
4.3%                                          due 6/15/2013 (e)                                                  4,805
                  AA       Aa2        2,470   Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                              Finance Program), Series C-1, 6% due 11/15/2028                    2,573
                  BBB-     Baa3       2,500   Connecticut State Health and Educational Facilities
                                              Authority, Revenue Refunding Bonds (University of
                                              Hartford), Series D, 6.80% due 7/01/2022                           2,525

Florida--0.5%     NR*      VMIG1++    1,000   Jacksonville, Florida, Health Facilities Authority,
                                              Hospital Revenue Refunding Bonds (Genesis Rehabilitation
                                              Hospital), VRDN, 4.90% due 5/01/2021 (f)                           1,000
                  A1+      VMIG1++      100   Pinellas County, Florida, Health Facilities Authority,
                                              Revenue Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                              4.85% due 12/01/2015 (a)(f)                                          100

Illinois--2.7%    AAA      Aaa        5,950   Chicago Heights, Illinois, GO, Refunding, Series A,
                                              5.65% due 12/01/2016 (b)                                           6,226

Indiana--2.5%     NR*      NR*        3,500   Indiana Health Facilities Financing Authority
                                              Revenue Bonds (Community-Hartsfield Village Project),
                                              Series A, 6.375% due 8/15/2027                                     3,021
                  NR*      NR*        2,595   Indiana State Educational Facilities Authority, Revenue
                                              Refunding Bonds (Saint Joseph's College Project), 7% due
                                              10/01/2029                                                         2,689

Kentucky--0.5%    NR*      NR*        1,165   Kenton County, Kentucky, Airport Board, Special
                                              Facilities Revenue Bonds (Mesaba Aviation Inc. Project),
                                              AMT, Series A, 6.625% due 7/01/2019                                1,115

Louisiana--0.3%   A1+      VMIG1++      600   Louisiana State Offshore Terminal Authority, Deepwater
                                              Port Revenue Refunding Bonds (First Stage A-Loop Inc.),
                                              VRDN, 4.50% due 9/01/2008 (f)                                        600

Maryland--4.0%    NR*      NR*        9,000   Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                              Warrior Run), AMT, 7.40% due 9/01/2019                             9,095

Massachusetts--   A1+      VMIG1++      300   Massachusetts State Industrial Finance Agency, PCR,
3.3%                                          Refunding (Holyoke Water Power Company), VRDN,
                                              Series A, 4.20% due 5/01/2022 (f)                                    300
                  AAA      Aaa        6,770   Route 3 North Transit Improvement Association, Massachusetts,
                                              Lease Revenue Bonds, 5.75% due 6/15/2025 (d)                       7,104

Minnesota--5.7%   A1+      NR*        1,400   Beltrami County, Minnesota, Environmental Control
                                              Revenue Bonds (Northwood Panelboard Co. Project), VRDN,
                                              AMT, 4.95% due 7/01/2025 (f)                                       1,400
                  A1+      NR*          300   Beltrami County, Minnesota, Environmental Control Revenue
                                              Refunding Bonds (Northwood Panelboard Co. Project),
                                              VRDN, 4.85% due 12/01/2021 (f)                                       300
                  NR*      Aa1        2,050   Robbinsdale, Minnesota, Independent School District
                                              Number 281, GO, 5.50% due 2/01/2017                                2,135
                                              Rockford, Minnesota, Independent School District
                                              Number 883, GO (c):
                  AAA      Aaa        2,870      5.60% due 2/01/2019                                             3,021
                  AAA      Aaa        2,390      5.60% due 2/01/2020                                             2,500
                  AAA      Aaa        3,525   Western Minnesota, Municipal Power Agency, Revenue
                                              Refunding Bonds, Series A, 5.50% due 1/01/2011 (a)                 3,752

Mississippi--                                 Mississippi Business Finance Corporation, Mississippi,
2.9%                                          PCR, Refunding (System Energy
                                              Resources Inc. Project):
                  BBB-     Ba1        5,000      5.875% due 4/01/2022                                            4,670
                  BBB-     Ba1        2,050      5.90% due 5/01/2022                                             1,920

Nevada--3.3%                                  Henderson, Nevada, Health Care Facility Revenue
                                              Bonds (Catholic Healthcare West-Saint
                                              Rose Dominican Hospital):
                  BBB      Baa2       5,000      5.375% due 7/01/2026                                            3,843
                  BBB      Baa2       5,000      5.125% due 7/01/2028                                            3,645


Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
CP     Commercial Paper
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes



MuniHoldings Fund II, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                  (in Thousands)
                  S&P      Moody's    Face
STATE           Ratings    Ratings   Amount   Issue                                                            Value
New Jersey--      NR*      NR*      $ 2,000   New Jersey EDA, Retirement Community Revenue
1.8%                                          Bonds (Seabrook Village Inc.), Series A,
                                              8.125% due 11/15/2023                                           $  1,930
                  BBB-     NR*        2,630   New Jersey EDA, Revenue Bonds (First Mortgage -
                                              Fellowship Village Project), Series C,
                                              5.50% due 1/01/2018                                                2,173
New Mexico--      NR*      Baa3       4,000   Farmington, New Mexico, PCR, Refunding (Public Service
1.6%                                          Company-San Juan Project),
                                              Series A, 5.80% due 4/01/2022                                      3,706

New York--9.9%    AAA      Aaa        2,000   Nassau County, New York, GO, General Improvement,
                                              Series Q, 5.20% due 8/01/2014 (b)                                  2,084
                  NR*      Aaa        7,860   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 6.82% due 6/15/2026 (c)(e)                              8,567
                  A1+      VMIG1++      600   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Refunding Bonds,
                                              VRDN, Series A, 4.85% due 6/15/2025 (b)(f)                           600
                  AA+      Aa2        2,895   New York City, New York, City Transitional Finance Authority
                                              Revenue Bonds, Future Tax Secured, Series A, 5% due 8/15/2016      2,913
                  AAA      Aaa        5,000   New York City, New York, GO, Refunding, Series H, 5%
                                              due 8/01/2022 (d)                                                  4,871
                  AAA      Aaa        3,500   New York State Dormitory Authority, Mental Health Services
                                              Facilities Improvement Revenue Bonds, Series B, 5.75% due
                                              2/15/2020 (d)                                                      3,689

North             AAA      Aaa        3,000   Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--2.3%                                Series B, 6% due 7/01/2016 (d)                                     3,226
                  BBB      Baa3       2,000   North Carolina Eastern Municipal Power Agency, Power
                                              System Revenue Bonds, Series D, 6.75% due 1/01/2026                2,114

Ohio--6.4%        NR*      Ba2        5,000   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                              (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019     4,311
                  AAA      Aaa       10,000   Ohio State Air Quality Development Authority, Revenue
                                              Refunding Bonds (Dayton Power & Light Company),
                                              Series B, 6.40% due 8/15/2027 (d)                                 10,392

Pennsylvania      NR*      NR*        1,600   Lancaster County, Pennsylvania, Hospital Authority
--3.0%                                        Revenue Bonds (Health Center-Saint Annes Home),
                                              6.625% due 4/01/2028                                               1,415
                  NR*      NR*        3,000   Montgomery County, Pennsylvania, IDA, Revenue
                                              Refunding Bonds (First Mortgage- Meadowood),
                                              Series A, 6.25% due 12/01/2017                                     2,658
                  NR*      NR*        2,500   Pennsylvania Economic Development Financing Authority,
                                              Exempt Facilities Revenue Bonds (National Gypsum
                                              Company), AMT, Series A, 6.25% due 11/01/2027                      1,800
                  NR*      NR*        1,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50% due
                                              10/01/2027                                                           971
South             BBB      NR*        2,000   South Carolina Jobs, EDA, Economic Development Revenue
Carolina--                                    Bonds (Westminster Presbyterian Center),
0.9%                                          7.75% due 11/15/2030                                               2,060

Tennessee--0.9%   NR*      NR*        2,200   Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, Series B, 7.375% due 8/01/2017          2,112

Texas--1.1%       BBB-     Baa3       2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT, 6.95% due 4/01/2030                           2,044
                  A1+c     VMIG1++      500   Sabine River Authority, Texas, PCR, Refunding (Texas
                                              Utilities Electric Company Project), VRDN, Series A,
                                              4.50% due 3/01/2026 (a)(f)                                           500

Virginia--15.5%   NR*      NR*        2,500   Dulles Town Center, Virginia, Community Development
                                              Authority, Special Assessment Tax (Dulles Town Center
                                              Project), 6.25% due 3/01/2026                                      2,408
                  AAA      Aaa       10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)           11,294
                  AAA      Aa1        4,300   Fairfax County, Virginia, Water Authority, Water Revenue
                                              Refunding Bonds, 5% due 4/01/2021                                  4,272
                  AAA      Aaa        2,450   Metropolitan Washington, D.C., Airports Authority,
                                              Virginia General Airport Revenue Bonds, AMT, Series A,
                                              6.625% due 10/01/2019 (d)                                          2,594
                  NR*      NR*        2,500   Peninsula Ports Authority, Virginia, Revenue Refunding
                                              Bonds (Port Facility-Zeigler Coal), 6.90% due 5/02/2022              369
                                              Pocahontas Parkway Association, Virginia, Toll Road
                                              Revenue Bonds:
                  NR*      Ba1        6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2030                   664
                  BBB-     Baa3      18,400      Senior-Series B, 7.35%** due 8/15/2030                          2,264
                  BBB-     Baa3      30,000      Senior-Series B, 5.95%** due 8/15/2033                          2,984
                                              Virginia State, HDA, Commonwealth Mortgage Revenue
                                              Bonds, AMT, Series A, Sub-Series A-2:
                  AA+      Aa1        2,430      5.65% due 7/01/2011                                             2,574
                  AA+      Aa1        2,615      5.70% due 7/01/2012                                             2,764
                  AA+      Aa1        3,200   Virginia State, HDA, Revenue Bonds, AMT, Series D,
                                              6% due 4/01/2024                                                   3,296

Wyoming--3.5%     A1       VMIG1++    8,000   Lincoln County, Wyoming, Environmental Improvement
                                              Revenue Bonds (Pacificorp Project), VRDN, AMT, 6%
                                              due 11/01/2025 (f)                                                 8,000

                  Total Investments (Cost--$229,297)--98.4%                                                    225,296

                  Other Assets Less Liabilities--1.6%                                                            3,677
                                                                                                              --------
                  Net Assets--100.0%                                                                          $228,973
                                                                                                              ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of January 31, 2001
Assets:             Investments, at value (identified cost--$229,296,839)                                   $225,295,991
                    Cash                                                                                         286,592
                    Interest receivable                                                                        3,669,097
                    Prepaid expenses and other assets                                                             10,635
                                                                                                            ------------
                    Total assets                                                                             229,262,315
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                              $  119,865
                      Investment adviser                                                        104,079          223,944
                                                                                           ------------
                    Accrued expenses                                                                              64,948
                                                                                                            ------------
                    Total liabilities                                                                            288,892
                                                                                                            ------------

Net Assets:         Net assets                                                                              $228,973,423
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (3,480 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334
                    shares issued and outstanding)                                         $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                        809,287
                    Accumulated realized capital losses on investments--net                (19,589,557)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                         (211,107)
                    Unrealized depreciation on investments--net                             (4,000,848)
                                                                                           ------------
                    Total--Equivalent to $12.82 net asset value per
                    share of Common Stock (market price--$12.72)                                             141,973,423
                                                                                                            ------------
                    Total capital                                                                           $228,973,423
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.
STATEMENT OF OPERATIONS

                    For the Six Months Ended January 31, 2001
Investment          Interest and amortization of premium and discount earned                                $  6,808,296
Income:

Expenses:           Investment advisory fees                                               $    629,273
                    Commission fees                                                             107,906
                    Accounting services                                                          44,144
                    Professional fees                                                            39,039
                    Transfer agent fees                                                          18,709
                    Directors' fees and expenses                                                 13,018
                    Listing fees                                                                 11,745
                    Printing and shareholder reports                                             10,476
                    Custodian fees                                                                8,666
                    Pricing fees                                                                  4,965
                    Other                                                                         8,752
                                                                                           ------------
                    Total expenses                                                                               896,693
                                                                                                            ------------
                    Investment income--net                                                                     5,911,603
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,057,171
Unrealized          Change in unrealized depreciation on investments--net                                      2,161,457
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 10,130,231
                                                                                                            ============

                    See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
                                                                                            January 31,        July 31,
                    Increase (Decrease) in Net Assets:                                          2001             2000
Operations:         Investment income--net                                                 $  5,911,603     $ 12,026,466
                    Realized gain (loss) on investments--net                                  2,057,171     (21,857,824)
                    Change in unrealized depreciation on investments--net                     2,161,457        3,449,283
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          10,130,231      (6,382,075)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (4,199,673)      (9,098,172)
Shareholders:         Preferred Stock                                                       (1,775,670)      (3,235,443)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --        (163,066)
                      Preferred Stock                                                                --         (48,041)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (5,975,343)     (12,544,722)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   4,154,888     (18,926,797)
                    Beginning of period                                                     224,818,535      243,745,332
                                                                                           ------------     ------------
                    End of period*                                                         $228,973,423     $224,818,535
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    809,287     $    873,027
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniHoldings Fund II, Inc., January 31, 2001

FINANCIAL HIGHLIGHTS
                                                                           For the Six                       For the Period
The following per share data and ratios have been derived                      Months         For the           Feb. 27,
from information provided in the financial statements.                         Ended         Year Ended        1998++ to
                                                                            January 31,       July 31,          July 31,
Increase (Decrease) in Net Asset Value:                                         2001       2000      1999         1998
Per Share           Net asset value, beginning of period                      $  12.45   $  14.16  $  15.01     $  15.00
Operating                                                                     --------   --------  --------     --------
Performance:        Investment income--net                                         .53       1.08      1.11          .47
                    Realized and unrealized gain (loss) on
                    investments--net                                               .38     (1.67)     (.88)          .04
                                                                              --------   --------  --------     --------
                    Total from investment operations                               .91      (.59)       .23          .51
                                                                              --------   --------  --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                                     (.38)      (.82)     (.83)        (.29)
                      In excess of realized gain on
                      investments--net                                              --      (.01)        --           --
                                                                              --------   --------  --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders                                    (.38)      (.83)     (.83)        (.29)
                                                                              --------   --------  --------     --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --        --        (.03)
                                                                              --------   --------  --------     --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                    Preferred Stock shareholders:
                        Investment income--net                                   (.16)      (.29)     (.25)        (.10)
                        In excess of realized gain on investments--net              --     --++++        --           --
                    Capital charge resulting from issuance
                    of Preferred Stock                                              --         --        --        (.08)
                    Total effect of Preferred Stock activity                     (.16)      (.29)     (.25)        (.18)
                                                                              --------   --------  --------     --------
                    Net asset value, end of period                            $  12.82   $  12.45  $  14.16     $  15.01
                                                                              ========   ========  ========     ========
                    Market price per share, end of period                     $  12.72   $11.4375  $12.9375     $  14.25
                                                                              ========   ========  ========     ========

Total Investment    Based on market price per share                          14.93%+++    (4.93%)   (3.79%)   (3.14%)+++
Return:**                                                                     ========   ========  ========     ========
                    Based on net asset value per share                        6.41%+++    (5.44%)    (.03%)     2.03%+++
                                                                              ========   ========  ========     ========

Ratios Based on     Total expenses, net of reimbursement***                     1.27%*      1.32%     1.11%        .45%*
Average Net Assets                                                            ========   ========  ========     ========
Of Common Stock:    Total expenses***                                           1.27%*      1.32%     1.14%       1.04%*
                                                                              ========   ========  ========     ========
                    Total investment income--net***                             8.39%*      8.71%     7.35%       7.66%*
                                                                              ========   ========  ========     ========
                    Amount of dividends to Preferred Stock
                    shareholders                                                2.52%*      2.34%     1.66%       1.69%*
                                                                              ========   ========  ========     ========
                    Investment income--net, to Common Stock
                    shareholders                                                5.87%*      6.36%     5.68%       5.96%*
                                                                              ========   ========  ========     ========

Ratios Based        Total expenses, net of reimbursement                         .78%*       .81%      .73%        .30%*
on Total                                                                      ========   ========  ========     ========
Average Net         Total expenses                                               .78%*       .81%      .75%        .71%*
Assets:++++++***                                                              ========   ========  ========     ========
                    Total investment income--net                                5.17%*      5.34%     4.83%       5.21%*
                                                                              ========   ========  ========     ========

Ratios Based on     Dividends to Preferred Stock shareholders                   4.05%*      3.72%     3.20%       3.60%*
Average Net                                                                   ========   ========  ========     ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                              $141,973   $137,819  $156,745     $166,248
                                                                              ========   ========  ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                              $ 87,000   $ 87,000  $ 87,000     $ 87,000
                                                                              ========   ========  ========     ========
                    Portfolio turnover                                          37.08%    129.35%    71.07%       64.62%
                                                                              ========   ========  ========     ========

Leverage:           Asset coverage per $1,000                                 $  2,632   $  2,584  $  2,802     $  2,911
                                                                              ========   ========  ========     ========

Dividends           Series A--Investment income--net                          $    517   $    967  $    807     $    325
Per Share on                                                                  ========   ========  ========     ========
Preferred Stock     Series B--Investment income--net                          $    504   $    893  $    789     $    340
Outstanding:+++++                                                             ========   ========  ========     ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++Amount is less than $.01 per share.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++The Fund's Preferred Stock was issued on March 19, 1998.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MuniHoldings Fund II, Inc., January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $36,681 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $80,774,233 and $78,071,268, respectively.

Net realized gains for the six months ended January 31, 2001 and net unrealized losses as of January 31, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments          $    2,057,171  $ (4,000,848)
                               --------------   ------------
Total                          $    2,057,171  $ (4,000,848)
                               ==============   ============

As of January 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,000,848, of which $6,649,123 related to appreciated securities and $10,649,971 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $229,296,839.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2001 and during the year ended July 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2001 were as follows: Series A, 3.75% and Series B, 3.85%.

Shares issued and outstanding during the six months ended January
31, 2001 and during the year ended July 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $52,051 as commissions.


5. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $7,227,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On February 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063210 per share, payable on February 27, 2001 to shareholders of record as of February 16, 2001.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary


Arthur Zeikel, Director of MuniHoldings Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr.
Zeikel well in his retirement.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUH